Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the quarterly report of TerraForm Power, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, John Stinebaugh, Chief Executive Officer of TerraForm Power NY Holdings, Inc. (successor to TerraForm Power, Inc., "TERP New York")), and Michael Tebbutt, Chief Financial Officer of TERP New York, certify, to the best of our knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 7, 2020

By:	/s/ JOHN STINEBAUGH
Name:	John Stinebaugh
Title:	Chief Executive Officer
(Principal executive officer)
Date: August 7, 2020

By:	/s/ MICHAEL TEBBUTT
Name:	Michael Tebbutt
Title:	Chief Financial Officer
(Principal financial officer)